EXHIBIT A


     Pursuant to Rule 13d-1(f)(l)(iii) promulgated by the Securities and Exchange Commission, the undersigned agree that the statement to which this Exhibit is attached is filed on their behalf and in the capacities set out herein below.


Dated: December 15, 1998           HANSEATIC CORPORATION


                                   By s/Paul A. Biddelman
                                     ----------------------------
                                     Paul A. Biddelman


Dated: December 15, 1998           s/Wolfgang Traber
                                   ------------------------------
                                   Wolfgang Traber